SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  December 30, 2004
                                  -----------------
                   Date of Report (Date of Earliest Event Reported)

                           AMERICAN LEISURE HOLDINGS, INC.

        Nevada                   333-48312                75-2877111
------------------------     -----------------     ---------------------------
(State of Incorporation)     (Commission File      (IRS Identification Number)
                                   Number)

 Park 80 Plaza East, Saddle Brook, NJ                         07663
------------------------------------------          --------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (210) 843-0820
                         ------------------------------
                          (Registrant's Telephone No.)

The name and address of the registrant has not changed since the date of the last report.

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e.4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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     This Form 8-K/A is being filed to correct the disclosure under the section entitled "Item 1.01 Entry Into A Material Definitive Agreement" of the Form 8-K filed with the Commission on January 6, 2005. The Registrant is not assuming any liabilities in connection with litigation matters of Around The World Travel, Inc., including, but not limited to lawsuits against Around The World Travel, Inc. filed by Seamless Technologies, Inc. or Peter Hairston.

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 30, 2004, American Leisure Holdings, Inc. (the "Company"), American Leisure Equities Corporation (the "Purchaser") and Around The World Travel, Inc. (the "Seller" or "AWT") entered into an Asset Purchase Agreement (the "Purchase Agreement"), pursuant to which the Seller agreed to sell substantially all of its assets to the Purchaser. The transaction was consummated effective as of 11:59 p.m. on December 31, 2004. The Purchaser is a newly organized wholly owned subsidiary of the Company. The Seller has been engaged in the business of providing a variety of travel services to third parties under the name TraveLeaders (the "Business").

     Under the terms of the Purchase Agreement, the Seller conveyed to the Purchaser all of the assets necessary to operate the Business, including substantially all of the Seller's tangible and intangible assets.

     The purchase price for the assets transferred under the Purchase Agreement is an amount equal to the fair value of the Business (calculated on a going concern basis), plus $1,500,000, but in no event more than $29,000,000. The fair value will be established pursuant to a valuation to be obtained from an unaffiliated investment banking firm.

     The Purchaser will pay the purchase price on or before June 30, 2005 through a combination of 1) the assumption of certain liabilities of the Seller, including but not limited to certain operating liabilities estimated at $2 million, a federal tax liability of approximately $1.5 million, and office and equipment leases, 2) the reduction of certain amounts owed by the Seller to the Company; and 3) the issuance of shares by the Company of newly authorized Series F Preferred Stock. The Purchase Agreement provides in Sections 9.1(e) that AWT will indemnify the Seller from and against any claims asserted by Seamless
Technologies, Inc. arising from the consummation of the transactions contemplated by the Purchase Agreement, including, but not limited to, any claims based upon any alleged breach of the agreement known as the Seamless Litigation Funding Agreement. Pursuant to the terms of the Purchase Agreement, the Seller and the Purchaser will enter into a Management Agreement, under which the Seller will manage the Business on behalf of the Purchaser. Pursuant to the terms of the Purchase Agreement, the Seller and the Purchaser will enter into a License Agreement, under which the Purchaser will grant the Seller a non-exclusive license to use certain trade names and related intellectual property in connection with the performance with its duties under the Management Agreement. The License Agreement will expire simultaneously with the Management Agreement. It was contemplated that the Seller and Purchaser would enter into the Management Agreement and the License Agreement (collectively, the "Agreements") contemporaneously with the Purchase Agreement; however, they have not entered into the Agreements as of the filing of this report.

     Prior to the Purchase Agreement, the Company had acquired the following: 1) senior secured notes of AWT in the total amount of $22,600,000, subject to $5,000,000 of liabilities (the "Galileo Loans"), in exchange for 340,000 restricted shares of the Company's common stock; 2) 907,877 shares of Series A Preferred Stock of AWT (constituting approximately 51% of the issued and outstanding shares of such preferred stock) in exchange for 24,101 shares of newly designated Series E Convertible Preferred Stock of the Company and a promissory note in the principal amount of $1,698,340; 3) an option to purchase Around The World Holdings, LLC, which owns approximately 62% of the issued and outstanding common stock of AWT; 4) approximately 5% of the minority interest common and preferred stock of AWT; and 5) options to purchase approximately 27% of the common stock and 42% of the preferred stock of AWT from minority shareholders of AWT.

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ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 2004, the Company acquired substantially all of the assets of Around the World Travel, Inc., as more fully described in Item 1.01.

ITEM  3.03     MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS

     On December 30, 2004, the Company's Board of Directors authorized a new class of preferred stock of the Company designated as Series F Preferred Stock. A total of 150,000 shares were authorized in this new class. The Series F
Preferred Stock has a par value of $0.01 per share, a liquidation value of $100.00 per share and can be converted at the option of the holder into a maximum of two shares of the Company's common stock for each share of Series F Preferred Stock. The Series F Preferred Stock will carry a cumulative preferred dividend of one dollar ($1.00) per share per year.

     On December 30, 2004, in conjunction with the Purchase Agreement, the Company made a commitment to issue an amount of shares of Series F Preferred Stock to Around The World Travel, Inc., as part of the consideration for the assets acquired by the Purchaser pursuant to the Purchase Agreement. The number of shares of Series F Preferred Stock to be issued to AWT will be established once the final purchase price is determined pursuant to the terms of the Purchase Agreement., as more fully described in Item 1.01.

     The Company has filed a Certificate of Designation of Series F Preferred Stock with the Nevada Secretary of State Series F Preferred Stock. The
Certificate  of  Designation  is  as  attached  as  Exhibit  3.1.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial  Statements  of  Business  Acquired
          ---------------------------------------------

     The required financial statements of Around The World Travel, Inc. are not included in this Form 8-K. These financial statements will be provided in an amendment to this Form 8-K.

     (b)  Pro  Forma  Financial  Information
          ----------------------------------

     The required proforma financial information relative to the acquisition of the assets of Around the World Travel, Inc. is not included in this Form 8-K.
The pro forma financial information will be provided in an amendment to this Form 8-K.

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     (c)  Exhibits:
          --------

     3.1* Certificate of Designation of Series F Preferred Stock 10.1* Asset Purchase Agreement

     The Company will file conformed executed copies of the Management Agreement and the License Agreement as exhibits to a subsequent filing with the Commission.

* Filed as Exhibits 3.1 and 10.1, respectively, to the Form 8-K filed with the Commission on January 6, 2005 and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     American  Leisure  Holdings,  Inc.

     By:  /s/  Malcolm  J.  Wright
          ------------------------
     Malcolm  J.  Wright,  Chief  Executive  Officer

Dated:  January  13,  2005

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